Income Tax Matters - Significant Components of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Current tax expense:
Federal	$ 524	$ 1,022	$ 674
State	94	96	129
Total	618	1,118	803
Deferred tax expense:
Federal	(47)	680	47
State	8	11	45
Total	(39)	691	92
Net provision for income taxes	$ 579	$ 1,809	$ 895